                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 12, 1998

                    Healthdyne Information Enterprises, Inc.
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)

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
         Georgia                      0-270576                  58-2112366
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
(State or other jurisdiction of      (Commission             (I.R.S. Employer
incorporation or organization)       File Number)           Identification No.)
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             1850 Parkway Place, Suite 1100, Marietta, Georgia 30067
             -------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

      (Registrant's telephone number, including area code): (770) 423-8450
                                                            --------------

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          (Former name or former address, if changed since last report)


                       Exhibit Index is on Page 5 herein.


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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

On May 12, 1998, Healthdyne Information Enterprises, Inc. ("HIE" or the "Company") completed a stock-for-stock merger (the "Merger") through a wholly-owned subsidiary with HUBLink, Inc. ("HUBLink"), a privately-held integration software tool company. In connection with the Merger (which was accounted for as a pooling of interests), the Company issued an aggregate of 2,926,136 shares of its common stock, $.01 par value, together with associated preferred stock rights (the "Common Stock"), to a total of thirty persons and entities. The amount of consideration for the Merger was determined through arms-length negotiation.

Mark D. Shary, the former Chairman of the Board of Directors, President and Chief Executive Officer of HUBLink, held approximately 31.3% of the outstanding HUBLink common stock prior to the Merger. Mr. Shary is now the Senior Vice President - Product Planning, Chief Financial Officer, Treasurer and Secretary of the Company.

Additional information is set forth in the news release attached as Exhibit
99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)       Financial Statements of Business Acquired

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
         Exhibit
         Number                             Description
         ------                             -----------
          99.2 HUBLink, Inc. Independent Auditors' Report; Balance Sheets as of December 31, 1996 and 1995; Statements of Operations, Statements of Stockholders' Equity (Deficit) and Statements of Cash Flows for the years ended December 31, 1996 and 1995; and Notes to the Financial Statements.

          99.3 HUBLink, Inc. Independent Auditors' Report; Balance Sheets as December 31, 1997 and 1996; Statements of Operations, Statements of Stockholders' Equity (Deficit) and Statements of Cash Flows for the years ended December 31, 1997 and 1996; and Notes to the Financial Statements.

          99.4 HUBLink, Inc. Condensed Balance Sheet as of March 31, 1998; Condensed Statements of Operations and Condensed Statements of Cash Flows for the three months ended March 31, 1998 and 1997; and Note to the Condensed Financial Statements.
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(b)       Pro Forma Financial Information

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
         Exhibit
         Number                             Description
         ------                             -----------

           99.5 Healthdyne Information Enterprises, Inc. Pro Forma Combined Condensed Statements of Operations for the three months ended March 31, 1998; Pro Forma Combined Condensed Statements of Operations for the years ended December 31, 1997, 1996 and 1995; Pro Forma Combined Condensed Balance Sheet as of March 31, 1998; and Notes to the Pro Forma Combined Condensed Financial Statements.
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(c)       Exhibits

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
         Exhibit
         Number                             Description
         -------                            -----------
           2.1 Agreement and Plan of Merger dated May 12, 1998 by and among HIE, HIE Acquisition Corporation, HUBLink and Mark D. Shary.

           2.2 Private Placement and Registration Rights Agreement dated as of May 12, 1998 among HIE and the Shareholders (as defined therein).

           23              Consent of KPMG Peat Marwick LLP.

           99.1 Healthdyne Information Enterprises, Inc. News Release dated May 13, 1998.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    Healthdyne Information Enterprises,  Inc.


                                    By: /s/ Cheryl N. Blanco
                                        ----------------------------------
                                        Cheryl N. Blanco
                                        Vice President - Controller,
                                        Chief Accounting Officer,
                                        Assistant Treasurer and
                                        Assistant Secretary
                                        (duly authorized and principal
                                        accounting officer)

Date:    May 27, 1998

                                  EXHIBIT INDEX

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
       Exhibit
       Number                             Description
       ------                             ------------
         2.1 Agreement and Plan of Merger dated May 12, 1998 by and among HIE, HIE Acquisition Corporation, HUBLink and Mark D. Shary.

         2.2 Private Placement and Registration Rights Agreement dated as of May 12, 1998 among HIE and the Shareholders (as defined therein).

         23       Consent of KPMG Peat Marwick LLP.

         99.1 Healthdyne Information Enterprises, Inc. News Release dated May 13, 1998.

         99.2 HUBLink, Inc. Independent Auditors' Report; Balance Sheets as of December 31, 1996 and 1995; Statements of Operations, Statements of Stockholders' Equity (Deficit) and Statements of Cash Flows for the years ended December 31, 1996 and 1995; and Notes to the Financial Statements.

         99.3 HUBLink, Inc. Independent Auditors' Report; Balance Sheets as of December 31, 1997 and 1996; Statements of Operations, Statements of Stockholders' Equity (Deficit) and Statements of Cash Flows for the years ended December 31, 1997 and 1996; and Notes to the Financial Statements.

         99.4 HUBLink, Inc. Condensed Balance Sheet as of March 31, 1998; Condensed Statements of Operations and Condensed Statements of Cash Flows for the three months ended March 31, 1998 and 1997; and Note to the Condensed Financial Statements.

         99.5 Healthdyne Information Enterprises, Inc. Pro Forma Combined Condensed Statements of Operations for the three months ended March 31, 1998; Pro Forma Combined Condensed Statements of Operations for the years ended December 31, 1997, 1996 and 1995; Pro Forma Combined Condensed Balance Sheet as of March 31, 1998; and Notes to the Pro Forma Combined Condensed Financial Statements.
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